                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

March 27, 1997

Dear Shareholder:

    The enclosed proxy statement relates to a special meeting of the Shareholders of Morgan Stanley Institutional Fund, Inc. (the "Fund"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of the Fund's investment adviser entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. Pursuant to the merger agreement, your Fund's investment adviser will become a direct subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger. The primary purpose of the special meeting is to permit the Fund's Shareholders to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and initial term.

    The attached proxy statement seeks Shareholder approval on this item. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
             IN THE GOVERNANCE OF YOUR FUND DOES MAKE A DIFFERENCE.

    The proposal has been unanimously approved by the Board of Directors of the Fund, who recommend you vote "FOR" the proposal. YOUR IMMEDIATE RESPONSE WILL HELP PREVENT THE NEED FOR ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Morgan Stanley Institutional Fund, Inc.

    PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                           Sincerely,

                                           Warren J. Olsen

                                           President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?
A. The direct parent company of your investment adviser is merging with another company and, as a result, your consent is being sought on:

      / /    approval of a new investment advisory agreement.

      Please refer to the proxy statement for a detailed explanation of the proposed item.

Q.    HOW WILL THIS AFFECT MY ACCOUNT?
A. You can expect the same management expertise and Shareholder service you are currently receiving. The new investment advisory agreement between the Fund and its investment adviser will be identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and initial term.

Q.    WHY DO I NEED TO VOTE?
A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a Shareholder vote. We encourage all Shareholders to participate in the governance of their Fund.

Q.    HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. After careful consideration, the Board of Directors of the Fund unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q.    WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?
A. The Fund's investment adviser or its affiliates will pay for expenses relating to the Shareholder meeting. The Fund will not pay any expenses relating to the Shareholder meeting.

Q.    WHERE DO I MAIL MY PROXY CARD?
A.    You may use the enclosed postage-paid envelope or mail your proxy card to:
          Morgan Stanley Institutional Fund, Inc.
          P.O. Box 2798
          Boston, Massachusetts 02208-2798

Q.    WHO DO I CALL IF I HAVE QUESTIONS?
A. We will be happy to answer your questions about the proxy solicitation. Please call us at [Telephone Number] between [7:00 a.m. and 7:00 p.m.] [Eastern Time], Monday through Friday.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

                                 --------------

    A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Institutional Fund, Inc. (the "Fund"), will be held at the offices of Morgan
Stanley Asset Management Inc., Conference Room   ,   th Floor, 1221 Avenue of
the Americas, New York, New York 10020 on Thursday, May 1, 1997 at   :   .m.
(Eastern Time) for the following purposes:

    1.  To approve or disapprove a new investment advisory agreement; and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                           By Order of the Board of Directors

                                           Valerie Y. Lewis, Secretary

March 27, 1997

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798

                                 --------------

                                PROXY STATEMENT

                                 -------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

    This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan
Stanley Asset Management Inc. ("MSAM" or the "Adviser"), Conference Room   ,
  th Floor, 1221 Avenue of the Americas, New York, New York 10020 on Thursday,
May 1, 1997 at   :   .m. (Eastern Standard Time). The approximate mailing date
of this proxy statement and accompanying form of proxy is March 27, 1997.

    The primary purpose of the Meeting is to permit the Fund's Shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM which serves as the Fund's investment adviser. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement (defined below) is identical to the Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and initial term.

    Participating in the Meeting are holders of shares of capital stock, par value $.001 per share (collectively, the "Shares"), of the Fund. The Board has fixed the close of business on March 21, 1997, as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date will be entitled to one vote for each Share of the Fund then held and a fraction of a vote equal to the proportion of a full Share represented by the fractional Share with respect to the proposal submitted to the Shareholders of the Fund.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY INSTITUTIONAL FUND, INC., [ADDRESS] OR BY CALLING 1-800-867-5309.

    At the close of business on March 21, 1997, there were issued and outstanding [number] Shares of the Fund consisting of the following number of Shares of each of the 29 portfolios of the Fund (each a "Portfolio" and, collectively, the "Portfolios"):

PORTFOLIO                                                                                   SHARES
------------------------------------------------------------------------------------------  ----------------
Active Country Allocation Portfolio.......................................................
Aggressive Equity Portfolio...............................................................
Asian Equity Portfolio....................................................................
Balanced Portfolio........................................................................

China Growth Portfolio....................................................................
Emerging Growth Portfolio.................................................................
Emerging Markets Portfolio................................................................
Emerging Markets Debt Portfolio...........................................................
Equity Growth Portfolio...................................................................
European Equity Portfolio.................................................................
Fixed Income Portfolio....................................................................
Global Equity Portfolio...................................................................
Global Fixed Income Portfolio.............................................................
Gold Portfolio............................................................................
High Yield Portfolio......................................................................
International Equity Portfolio............................................................
International Magnum Portfolio............................................................
International Small Cap Portfolio.........................................................
Japanese Equity Portfolio.................................................................
Latin American Portfolio..................................................................
MicroCap Portfolio........................................................................
Money Market Portfolio....................................................................
Mortgage-Backed Securities Portfolio......................................................
Municipal Bond Portfolio..................................................................
Municipal Money Market Portfolio..........................................................
Small Cap Value Equity Portfolio..........................................................
Technology Portfolio......................................................................
U.S. Real Estate Portfolio................................................................
Value Equity Portfolio....................................................................

The China Growth, MicroCap and Mortgage-Backed Securities Portfolios have not yet commenced operations and have no Shares outstanding as of the Record Date.

VOTING

    To become effective with respect to a Portfolio, the New Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of that Portfolio. The "vote of a majority of the outstanding voting securities" is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of the vote of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present at the Meeting if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Portfolio entitled to vote thereon.

    The Board recommends that you cast your vote:

    -  FOR approval of the New Advisory Agreement.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which it is entitled to vote. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but WILL BE counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will, therefore, have the effect of counting against the Proposal. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

    Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

              THE PROPOSAL:  APPROVAL OF A NEW ADVISORY AGREEMENT

MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

    MSAM, located at 1221 Avenue of the Americas, New York, New York 10020, acts as investment adviser for each Portfolio of the Fund. MSAM has acted as investment adviser for the Portfolios since each Portfolio commenced its investment operations.

    MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At [date], MSAM, together with its affiliated asset management companies
managed investments totaling approximately $   billion.

    Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:

               NAME AND ADDRESS                                     PRINCIPAL OCCUPATION
----------------------------------------------  ------------------------------------------------------------
Barton M. Biggs,                                Chairman and Managing Director, MSAM; Managing Director of
CHAIRMAN OF THE BOARD OF DIRECTORS              Morgan Stanley & Co. Incorporated; Chairman of Morgan
1221 Avenue of the Americas                     Stanley Asset Management Limited
New York, New York 10020

Peter A. Nadosy,                                Vice Chairman, Director and Managing Director, MSAM;
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS         Managing Director of Morgan Stanley & Co. Incorporated;
1221 Avenue of the Americas                     Director of Morgan Stanley Asset Management Limited
New York, New York 10020

James M. Allwin,                                President, Director and Managing Director, MSAM; Managing
DIRECTOR AND PRESIDENT                          Director of Morgan Stanley & Co. Incorporated; President of
1221 Avenue of the Americas                     Morgan Stanley Realty Inc.
New York, New York 10020

Gordon S. Gray,                                 Director and Managing Director, MSAM; Managing Director of
DIRECTOR                                        Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Dennis G. Sherva,                               Director and Managing Director, MSAM; Managing Director of
DIRECTOR                                        Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC. (MS GROUP)

    MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, MSAM, a registered investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO. (DEAN WITTER DISCOVER)

    Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

    Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MSAM will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former Shareholders will own approximately 45% and Dean Witter Discover's former Shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

    The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of Shareholders of both MS Group and Dean Witter Discover.

    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. initially will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

    The Adviser does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Adviser or in the manner in which the Adviser renders services to the Portfolios. Nor does the Adviser anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

    In anticipation of the Merger, a majority of the Directors of the Fund, including a majority of the Directors who are not (i) parties to the new investment advisory agreement between the Fund and MSAM (the "New Advisory Agreement") or (ii) interested persons of any such party, approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement (defined below), except for the date of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Portfolio are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

    The following summary of the Current Advisory Agreement and the New Advisory Agreement is qualified by reference to Annex A.

    THE CURRENT ADVISORY AGREEMENT. The current advisory agreement, dated October 1, 1988 (the "Current Advisory Agreement"), provides that MSAM will supply investment research and portfolio management, including the selection of securities for each Portfolio of the Fund to purchase, hold or sell and the selection of brokers through whom that Portfolio's portfolio transactions are executed. The Current Advisory Agreement also provides that, at the request of the Fund, MSAM may administer the business affairs of the Fund, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

    The Current Advisory Agreement provides that MSAM shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    Since the beginning of the last fiscal year, the Board has reviewed the Current Advisory Agreement on two occasions. At a meeting of the Board held on January 28, 1996, a majority of the Board, including a majority of the Directors who are not "interested parties" as defined by the 1940 Act ("Independent Directors"), approved the Current Advisory Agreement for continuance for the year beginning April 14, 1996, upon the same terms and conditions as set forth in the Current Advisory Agreement. At a meeting of the Board held on February 13, 1997, a majority of the Board, including a majority of the Independent Directors, approved the Current Advisory Agreement for continuance for the year beginning April 14, 1997, upon the same terms and conditions as set forth in the Current Advisory Agreement.

    Under the Current Advisory Agreement the Fund pays the Adviser as compensation for the services rendered an annual fee equal to an annual percent of the average daily net assets of each Portfolio of the Fund. Set forth for each Portfolio in the table below is: (i) the advisory fee payable as a percentage of net assets, (ii) the net advisory fee payable after fee waivers or expense reimbursements as a percentage of net assets, (iii) the net dollar amount of fees paid, (iv) the dollar amount of fees waived and (v) the date the Current Advisory Agreement was last effectively approved by Shareholders of each Portfolio.

                                                                            INVESTMENT ADVISORY
                                                                                FEES--FISCAL
                                                                                 YEAR ENDED
                                                   NET ADVISORY FEE          DECEMBER 31, 1996
                                                    (AFTER EXPENSE    --------------------------------
                                                     REIMBURSEMENT     NET FEES       AMOUNT WAIVED
                                    CONTRACTUAL       AND/OR FEE         PAID       AND/OR REIMBURSED   DATE OF LAST EFFECTIVE
           PORTFOLIO               ADVISORY FEE         WAIVER)          (000)            (000)          SHAREHOLDER APPROVAL
--------------------------------  ---------------  -----------------  -----------  -------------------  ----------------------
Active Country Allocation                 0.65                               668              501       April 14, 1992
  Portfolio.....................
Aggressive Equity Portfolio.....          0.80                               280              120       February   , 1995
Asian Equity Portfolio..........          0.80                             2,530              848       April 14, 1995
Balanced Portfolio..............          0.50                              None               95
China Growth Portfolio*.........          1.25                NA              NA               NA       February 2, 1994
Emerging Growth Portfolio.......          1.00                               978               47
Emerging Markets Portfolio......          1.25                            15,368             None       June   , 1992
Emerging Markets Debt                     1.00                             1,887             None       November 12, 1993
  Portfolio.....................
Equity Growth Portfolio.........          0.60                             1,043              150       April 12, 1992
European Equity Portfolio.......          0.80                               832              203       January 31, 1991

                                                                            INVESTMENT ADVISORY
                                                                                FEES--FISCAL
                                                                                 YEAR ENDED
                                                   NET ADVISORY FEE          DECEMBER 31, 1996
                                                    (AFTER EXPENSE    --------------------------------
                                                     REIMBURSEMENT     NET FEES       AMOUNT WAIVED
                                    CONTRACTUAL       AND/OR FEE         PAID       AND/OR REIMBURSED   DATE OF LAST EFFECTIVE
           PORTFOLIO               ADVISORY FEE         WAIVER)          (000)            (000)          SHAREHOLDER APPROVAL
--------------------------------  ---------------  -----------------  -----------  -------------------  ----------------------
Fixed Income Portfolio..........          0.35                               323              236       April 14, 1992
Global Equity Portfolio.........          0.80                               512              118       January 31, 1991
Global Fixed Income Portfolio...          0.40                               210              227       April 14, 1992
Gold Portfolio..................          1.00                               145              129       November 12, 1993
High Yield Portfolio............          0.50                               382               57       June   , 1992
International Equity                      0.80                            15,387              474
  Portfolio.....................
International Magnum                      0.80                               125              257       March 15, 1996
  Portfolio.....................
International Small Cap                   0.95                             1,914              178       June   , 1992
  Portfolio.....................
Japanese Equity Portfolio.......          0.80                             1,513              129       November 12, 1993
Latin American Portfolio........          1.10                               166              121       January 18, 1995
MicroCap Portfolio*.............          1.00                NA              NA               NA       December 29, 1995
Money Market Portfolio..........          0.30                             3,343             None
Mortgage-Backed Securities                0.35                NA              NA               NA       November 12, 1993
  Portfolio*....................
Municipal Bond Portfolio........          0.35                                30              105       January 18, 1995
Municipal Money Market                    0.30                             1,932             None
  Portfolio.....................
Small Cap Value Equity                    0.85                               219              126       December 15, 1992
  Portfolio.....................
Technology Portfolio............          1.00                              None               99       December 29, 1995
U.S. Real Estate Portfolio......          0.80                               834              184       February   , 1995
Value Equity Portfolio..........          0.50                               562               94

* The China Growth, MicroCap and Mortgage-Backed Securities Portfolios have not yet commenced operations.

    MSAM's activities are subject to the review and supervision of the Board, to which the Adviser renders periodic reports with respect to the Portfolios' investment activities. The Current Advisory Agreement may be terminated (i) with respect to a Portfolio, by any Portfolio at any time, without penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser, or (ii) by the Adviser, at any time, without penalty, upon 90 days' written notice to the Fund. The Current Advisory Agreement also provides that it will automatically terminate in the event of its assignment.

    The name, net assets as of [date], contractual advisory fee and advisory fee after fee waivers or expense reimbursements of the Portfolios, as well as other investment companies advised by the Adviser, are set forth at Annex B hereto.

    THE NEW ADVISORY AGREEMENT. The Board of Directors approved the proposed New Advisory Agreement between the Fund and MSAM on March 13, 1997, the form of which is attached as Annex A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term.

    The investment advisory fee as a percentage of net assets payable by each Portfolio will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for each Portfolio's most recently completed fiscal year, advisory fee paid to the Adviser by each Portfolio would have been identical to that paid under the Current Advisory Agreement.

    The Board held a meeting on March 13, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the Shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    In evaluating the New Advisory Agreement, the Board took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Portfolios, are identical, except for the dates of execution, effectiveness and initial term. The Board also considered other possible benefits to the Adviser and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and their affiliates, to the extent permitted by law, for brokerage services.

    The Board also considered the terms of the Merger Agreement and the possible effects of the Merger upon the Adviser's organization and upon the ability of the Adviser to provide advisory services to the Portfolios. The Board considered the skills and capabilities of the Adviser in this regard and the representations of MS Group and Dean Witter Discover that no material change was planned in the current management or facilities of the Adviser. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Adviser.

    The Board also considered the effect on the Fund of MSAM becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. or DWR acts as a principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan

Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Adviser represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the Shareholders of the Portfolios.

    In the event that Shareholders of a Portfolio do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Portfolio and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MSAM would continue to serve as investment adviser of each Portfolio pursuant to the terms of the Current Advisory Agreement.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE NEW ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

    Information about the Fund's current Directors and principal executive officers, including their name, position with the Fund, affiliation with MSAM (if any), in the case of Directors, the number of shares of each Portfolio beneficially owned and the percentage of shares of each Portfolio beneficially owned is set forth in the table below.

                                                              SHARES OF
                                                             PORTFOLIO(S)
                                                          BENEFICIALLY OWNED   PERCENTAGE
            NAME AND              AFFILIATION WITH MSAM   AS OF FEBRUARY 1,        OF
       POSITION WITH FUND               (IF ANY)                 1997           PORTFOLIO
--------------------------------  ---------------------  --------------------  -----------
Barton M. Biggs
CHAIRMAN OF THE BOARD

Frederick B. Whittemore
VICE-CHAIRMAN OF THE BOARD

Warren J. Olsen
DIRECTOR AND PRESIDENT

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Andrew McNally IV
DIRECTOR

Samuel T. Reeves
DIRECTOR

                                                              SHARES OF
                                                             PORTFOLIO(S)
                                                          BENEFICIALLY OWNED   PERCENTAGE
            NAME AND              AFFILIATION WITH MSAM   AS OF FEBRUARY 1,        OF
       POSITION WITH FUND               (IF ANY)                 1997           PORTFOLIO
--------------------------------  ---------------------  --------------------  -----------
Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

James W. Grisham                                                       NA
VICE PRESIDENT

Michael F. Klein                                                       NA
VICE PRESIDENT

Harold J. Schaaff                                                      NA
VICE PRESIDENT

Joseph P. Stadler                                                      NA
VICE PRESIDENT

Valerie Y. Lewis                                                       NA
SECRETARY

Karl O. Hartmann                                                       NA
ASSISTANT SECRETARY

James R. Rooney                                                        NA
TREASURER

Joanna Haigney                                                         NA
ASSISTANT TREASURER

    [Confirm no sales of securities of MSAM or MS Group exceeding 1% by any Director.]

BENEFICIAL OWNERS

    To the knowledge of Fund Management, as of March 21, 1997, the following were beneficial owners of 5% or more of the outstanding Shares of the
Portfolios:

                                                                         AMOUNT OF
                                                                        BENEFICIAL        PERCENT OF TOTAL
                         NAME AND ADDRESS                                OWNERSHIP       SHARES OUTSTANDING
------------------------------------------------------------------  -------------------  ------------------


EXPENSES

    MSAM or its affiliates will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. The Fund will not pay any expenses relating to the Shareholder meeting.

    In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or by Shareholder Communications Services, a solicitation firm located in [place] that has been engaged to assist in proxy solicitation at an estimated cost of approximately
[      ].

SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

TRANSACTIONS/AGREEMENTS WITH AFFILIATES

ADMINISTRATION

    Pursuant to an administration agreement between MSAM and the Fund, MSAM (the "Administrator") provides administrative services to the Portfolios. For its services under the administration agreement with the Fund (the "Administration Agreement"), the Fund pays the Administrator a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. For the fiscal year ended December 31,
1996, the Fund paid administration fees to MSAM of approximately [$        ].

CUSTODIAN

    The Chase Manhattan Bank, located at [address], is the Fund's custodian for domestic and certain foreign assets. Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of MS Group and an affiliate of MSAM located at [address], is the Fund's custodian for assets held outside of the United States and certain domestic assets. For the fiscal year ended December 31, 1996, the Fund paid custodial fees to MSTC of approximately $[ ].

DISTRIBUTION

    Morgan Stanley & Co., located at 1221 Avenue of the Americas, New York, New York 10020, serves as the Fund's Distributor and provides Class B Shareholders of each applicable Portfolio with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Portfolio, except the International Small Cap, Money Market and Municipal Money Market Portfolios, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios. For the fiscal year ended December 31, 1996, the Fund paid to the
Distributor fees of approximately $[      ] pursuant to the Plan.

PORTFOLIO TRANSACTIONS

    MSAM is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Fund has authorized MSAM to pay higher commissions in recognition of brokerage and research services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Fund.

    In purchasing and selling securities for the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide. Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Portfolio's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, in each case under procedures adopted by the Board of Directors. For the fiscal year ended December 31, 1996, the Fund paid brokerage commissions of
approximately $[      ] to Morgan Stanley & Co., an affiliated broker-dealer.
For the fiscal year ended December 31, 1996, commissions paid to the Distributor represented approximately [ ]% of the total amount of brokerage commissions paid in such period and were paid on transactions that represented [ ]% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period.

    Portfolio securities will not be purchased from or through, or sold to or through, the Adviser or Morgan Stanley & Co. or, subsequent to the Merger, DWR or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley & Co. and DWR when such entities are acting as principals, except to the extent permitted by law.

GENERAL

    The Fund knows of no business other than the Proposal that will be presented for consideration at the Meeting. Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

    A list of Shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of MSAM at 1221 Avenue of the Americas, New York, New York 10020 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           VALERIE Y. LEWIS
                                           Secretary

March 27, 1997

                                                                         ANNEX A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

          [Insert a form of the Fund's investment advisory agreement]

                                                                         ANNEX B

    The following table indicates the name, net assets as of [date], contractual advisory fee and advisory fee after fee waivers or expense reimbursements for the Portfolios, as well as other registered investment companies advised by MSAM. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.

                                 [Insert Table]

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
       PRELIMINARY PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, MAY 1, 1997

    The undersigned Shareholder(s) of the Morgan Stanley [NAME OF PORTFOLIO] Portfolio (the "Portfolio") of Morgan Stanley Institutional Fund, Inc. (the "Fund") hereby appoint(s) Warren J. Olsen, Harold J. Schaaff, Jr., Michael F. Klein and Valerie Y. Lewis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders on the following Proposal and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
        AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

    Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

    Proposal: Approval of the investment advisory agreement by and between Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Asset Management Inc.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

    ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR THE PROPOSAL.

    THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT OF THE BOARD OF DIRECTORS.

    Please date, sign and return promptly.

                                           Dated: ________________________, 1997

                                           YOUR SIGNATURE(S) ON THIS PROXY
                                           SHOULD BE EXACTLY AS YOUR NAME OR
                                           NAMES APPEAR ON THIS PROXY. IF THE
                                           SHARES ARE HELD JOINTLY, EACH HOLDER
                                           SHOULD SIGN. IF SIGNING IS BY
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE PRINT
                                           YOUR FULL TITLE BELOW YOUR SIGNATURE.

                                           _____________________________________

                                           Signature

                                           _____________________________________

                                           Signature